                                                                    EXHIBIT 10.9

[LETTERHEAD OF JONES PHARMA INCORPORATED]



                       CONTRACT MANUFACTURING AGREEMENT


This agreement is intended to define the responsibilities, mutually agreed to, by GenTrac, Inc., 2232 Evergreen Road, Middleton, WI 53562 and Fusion Medical Technologies, Inc., 1615 Plymouth Street, Mountain View, CA 94043 regarding the manufacture of topical thrombin, Thrombin-JMI(R).

1. GenTrac, Inc. agrees to manufacture Thrombin-JMI(R) in compliance with US License #977 and applicable CGMPs

2. All distribution of Thrombin-JMI(R) will be performed by Jones Pharma Incorporated, St. Louis, MO, in compliance with agreements between Fusion Medical Technologies and Jones Medical Industries, Inc.

3. Each lot of thrombin sold to Fusion Medical Technologies, Inc. will be accompanied by a certificate of analysis. The certificate of analysis will contain at least the following Information: Name of product, lot number, date of manufacture, Thrombin activity, pH, moisture, sterility, general animal safety per 21CFR610.11, a statement verifying compliance of: cGMPs and specifications approved in US License #977, as well as verification that raw material was taken from BSE-free animals of U.S. origin (refer to Attachment A for an example of the Certificate of Analysis). Each lot of Thrombin must meet the specifications on Attachment B.

4. GenTrac, Inc. will notify Fusion Medical Technologies, Inc. in writing of important proposed changes made to the manufacturing process of facilities which may have an impact on the final product purchased by Fusion Medical Technologies, Inc.

5. GenTrac, Inc. will allow GMP audits to be performed by approved representatives of Fusion Medical Technologies, Inc. Such approval shall not be unreasonably with held. Specific information regarding the process for the harvesting, activation and purification of the thrombin are not included in the scope of the audit.

6. Inquiries as to the specific details of manufacture for technical information regarding Thrombin-JMI(R) shall be directed to the Regulatory Affairs Specialist of GenTrac, Inc.

7. Fusion Medical Technologies, Inc. agrees to handle, store and distribute the Thrombin-JMI(R) in a manner consistent with the conditions stated on the product labeling and the conditions stated in Fusion's submission(s) to the Food and Drug Administration and/or foreign regulatory agency.

8. This contract manufacturing agreement can be terminated by either party upon 180 day written notification. This agreement was entered into on this day of September 28, 1998.
   ------------


   Accepted:                             Accepted:
   Name:  /s/ Dan Pawlak                 Name:  /s/ Debera Brown
          ----------------------------          --------------------------
   Title: V.P. QA & RA                   Title: V.P. RA & QA
          ----------------------------          --------------------------

          GenTrac, Inc.                        Fusion Medical Technologies, Inc.
          2232 Evergreen Road                  1615 Plymouth Street
          Middleton, WI 53562                  Mountain View, CA 94043

                                  ATTACHMENT A



                            CERTIFICATE OF ANALYSIS



                         Thrombin, Topical (Bovine) USP
                                THROMBIN-JMI(R)
                                   Lot: XXXX



                  Date of Manufacture: Month XX, XXXX



          Thrombin Activity, U.S. Units/vial              XXXX
          pH -- reconstituted with isotonic saline        X.XX
          Moisture                                        X.XX
          Sterility                                       Sterile
          General Animal Safety per 21CFR610.11           Conforms



This lot was manufactured in compliance with cGMPs following the procedures and specifications approved in U.S. License #977. The bovine plasma and lungs used to manufacture Thrombin-JMI(R) are taken from BSE-free animals of U.S. origin. Bovine plasma and lungs used to manufacture this lot of Thrombin-JMI(R) are derived from inspected animals, which are fit for human consumption and meet all required USDA specifications.




---------------------------------
Quality Assurance
GenTrac, Inc.



The data contained in this certificate of analysis is representative of the batch at the time of manufacture. Certificates of Analysis are authorized to clients on a confidential basis. No reference to the data contained in the certificate of Analysis may be made public without our written authorization.

GenTrac, Inc. is a subsidiary of Jones Pharma Incorporated, St. Louis, MO. Thrombin-JMI is a trademark of Jones Pharma Incorporated.

                                  ATTACHMENT B

           Specifications for Thrombin, Topical (Bovine Origin), USP
                                  Thrombin-JMI
                  With 5mL Saline Diluent and Transfer Needle


Parameter                       Specification                   How Documented
-----------------------------------------------------------------------------------------
Thrombin Activity, US           NLT 8,000 US units/vial         Vendor Certificate
 units/vial
-----------------------------------------------------------------------------------------
pH (reconstituted with          5.5-7.5                         Vendor Certificate
 isotonic saline)
------------------------------------------------------------------------------------------
Moisture                        (less than or equal to)3.0%     Vendor Certificate
------------------------------------------------------------------------------------------
Sterility                       Sterile                         Vendor Certificate
-----------------------------------------------------------------------------------------
General Animal Safety per       Conforms                        Vendor Certificate
 21CFR610.11
-----------------------------------------------------------------------------------------
BSE Contamination                Verify that plasma and         Vendor Certificate
                                 lungs were taken from
                                 BSE-free animals of US
                                 Origin
-----------------------------------------------------------------------------------------